Current Market Overview

                                                     Los          San      Northern           Las
                                                 Angeles        Diego    California         Vegas         Chicago         Total
Switch Sites                                           2            1             2             1               1             7
  Nortel DMS500 Voice Switches
  Nortel Passport ATM Switches
  Tollbridge/Nuera Voice Gateways

Collocations                                         142           28            40            18              66           294
  Lucent Anymedia Digital Loop Carriers
  Copper Mountain DSLAMs (DSL/T1)

Direct Account Managers                               72           18             9            18              18           135

Addressable Business Lines                     2,500,000      500,000       725,000       175,000       1,400,000     5,300,000
At Business with <100 employees

T-1 Customers                                      1,623          216           220           497             427         2,983

DSL Customers                                      2,859          605           501           907           1,155         6,027

Business POTS Lines                              107,062       27,532        12,365        29,824          27,694       204,477

Residential Lines                                  3,555          271           101        21,019           3,773        28,719

Monthly Run Rate Revenue (approx.)            $6,100,000   $1,350,000      $750,000    $2,500,000      $1,800,000   $12,500,000
                                                     49%          11%            6%     e      20%            14%

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


Products and Services

  o    Integrated Voice and Data
       - MpowerOffice Velocity (4-8 voice lines with with high speed data over T1)
       - MpowerOffice Accelerator (9-16 voice lines with high speed data over T1)
       -    Full voice and data features, including web hosting
  o    Dedicated Data
       -    MpowerConnect (1.54 Mbps data over T1)
       -    Mpower Dedicated SDSL (synchronous high speed data over DSL)
       -    Full data features, including web hosting
  o    Business Voice
       -    Local & Long Distance
       -    Centrex
       -    Calling card
       -    Toll-free
       -    Full voice features including voicemail
  o    MpowerTrunks
       -    Inbound and Outbound
       -    2-way
       -    DID



                                                     --------------------------------------------------------------------------
Reconciliation to GAAP - EBITDA (Note 1)             1Q 2000     2Q 2000      3Q 2000     4Q 2000      YTD 2000         1Q 2001
----------------------------------------             --------------------------------------------------------------------------
EBITDA - Existing Markets                            (23,272)    (25,158)     (33,966)    (36,481)     (118,877)       (28,711)
EBITDA - Closed Markets Considered in Continuing
          Operations per GAAP                            (13)       (754)      (3,995)     (6,803)      (11,565)        (6,310)
Depreciation and amortization                         (7,896)     (9,556)     (12,408)    (11,660)      (41,520)       (16,989)
Reorganization expense                                     -           -            -           -             -              -
Network optimization costs                                 -           -      (12,000)          -       (12,000)       (24,000)
Stock-based compensation                              (1,576)         97         (933)       (933)       (3,345)          (933)

                                                     --------------------------------------------------------------------------
Loss from Continuing Operations per GAAP             (32,757)    (35,371)     (63,302)    (55,877)     (187,307)       (76,943)
                                                     --------------------------------------------------------------------------




Reconciliation to GAAP - REVENUE (Note 2)
-----------------------------------------
Revenue from Existing Markets:
Core Customer Revenue                                 11,342      12,476       13,644     16,437         53,899         18,450
Other Revenue                                          7,660      10,520       16,217     11,622         46,019         10,346
                                                     --------------------------------------------------------------------------
Total Revenue from Existing Markets                   19,002      22,996       29,861     28,059         99,918         28,796
                                                     --------------------------------------------------------------------------

PLUS:
Revenue from Closed Markets Considered in Continuing
         Operations per GAAP
Core Customer Revenue                                      -           -        6,345     5,029          11,374          6,280
Other Revenue                                              -           -            -         -               -             32
                                                     -------------------------------------------------------------------------
Total Revenue from Closed Markets                          -           -        6,345     5,029          11,374          6,312
                                                     -------------------------------------------------------------------------

Core Customer Revenue                                 11,342      12,476       19,989    21,466          65,273         24,730
Other Revenue                                          7,660      10,520       16,217    11,622          46,019         10,378
                                                     -------------------------------------------------------------------------
Revenue from Continuing Operations per GAAP           19,002      22,996       36,206    33,088         111,292         35,108
                                                     -------------------------------------------------------------------------





Reconciliation to GAAP - GROSS MARGIN (Note 2)
----------------------------------------------
Gross Margin from Existing Markets                     6,022      10,293       12,068     6,775          35,158          8,737

PLUS:
Gross Margin from Closed Markets Considered in           (13)       (754)      (1,155)   (4,552)         (6,474)        (1,454)
         Continuing Operations per GAAP

                                                      ------------------------------------------------------------------------
Gross Margin from Continuing Operations per GAAP       6,009       9,539       10,913     2,223          28,684          7,283
                                                      ------------------------------------------------------------------------



                                                      -----------------------------------------------------------------------------
Reconciliation to GAAP - EBITDA (Note 1)              2Q 2001     3Q 2001     4Q 2001        YTD 2001          1Q 2002     2Q 2002
----------------------------------------              -----------------------------------------------------------------------------
EBITDA - Existing Markets                             (22,315)    (21,397)    (17,700)       (90,123)          (16,777)    (13,525)
EBITDA - Closed Markets Considered in Continuing
          Operations per GAAP                          (7,912)     (1,952)     (1,240)       (17,414)             (524)        (28)
Depreciation and amortization                         (17,653)    (10,125)    (11,732)       (56,499)          (12,067)    (12,388)
Reorganization expense                                      -           -           -              -                 -     (20,702)
Network optimization costs                           (209,083)          -           -      (233,083)          (19,000)          -
Stock-based compensation                                 (933)       (640)       (575)       (3,081)             (201)        (130)

                                                      -----------------------------------------------------------------------------
Loss from Continuing Operations per GAAP             (257,896)    (34,114)    (31,247)     (400,200)          (48,569)     (46,773)
                                                      -----------------------------------------------------------------------------




Reconciliation to GAAP - REVENUE (Note 2)
-----------------------------------------
Revenue from Existing Markets:
Core Customer Revenue                                  20,502      22,087      21,302        82,341            25,449       28,863
Other Revenue                                          11,388      11,129      10,257        43,120             8,765        7,978
                                                      -----------------------------------------------------------------------------
Total Revenue from Existing Markets                    31,890      33,216      31,559       125,461            34,214       36,841
                                                      -----------------------------------------------------------------------------

PLUS:
Revenue from Closed Markets Considered in Continuing
         Operations per GAAP
Core Customer Revenue                                   3,242         618         191        10,331               221          (19)
Other Revenue                                             151          81          60           324                23            4
                                                      -----------------------------------------------------------------------------
Total Revenue from Closed Markets                       3,393         699         251        10,655               244          (15)
                                                      -----------------------------------------------------------------------------

Core Customer Revenue                                  23,744      22,705      21,493        92,672            25,670       28,844
Other Revenue                                          11,539      11,210      10,317        43,444             8,788        7,982
                                                      -----------------------------------------------------------------------------
Revenue from Continuing Operations per GAAP            35,283      33,915      31,810       136,116            34,458       36,826
                                                      -----------------------------------------------------------------------------





Reconciliation to GAAP - GROSS MARGIN (Note 2)
----------------------------------------------
Gross Margin from Existing Markets                     11,302      10,900       9,394        40,333            11,506      15,221

PLUS:
Gross Margin from Closed Markets Considered in         (4,639)     (1,215)       (538)       (7,846)             (191)        (14)
         Continuing Operations per GAAP

                                                      -----------------------------------------------------------------------------
Gross Margin from Continuing Operations per GAAP        6,663       9,685       8,856        32,487            11,315      15,207
                                                      -----------------------------------------------------------------------------







                                                      ------------------------------------
Reconciliation to GAAP - EBITDA (Note 1)               3Q 2002      4Q 2002      YTD 2002
----------------------------------------              ------------------------------------
EBITDA - Existing Markets                              (10,723)     (5,435)       (46,460)
EBITDA - Closed Markets Considered in Continuing
          Operations per GAAP                              (21)         (3)          (576)
Depreciation and amortization                           (7,154)     (4,998)       (36,607)
Reorganization expense                                (245,681)          -       (266,383)
Network optimization costs                                  -        6,390        (12,610)
Stock-based compensation                                  (319)        (68)          (718)

                                                      ------------------------------------
Loss from Continuing Operations per GAAP              (263,898)     (4,114)      (363,354)
                                                      ------------------------------------




Reconciliation to GAAP - REVENUE (Note 2)
-----------------------------------------
Revenue from Existing Markets:
Core Customer Revenue                                  30,507      31,312        116,131
Other Revenue                                           6,360       6,641         29,744
                                                      -----------------------------------
Total Revenue from Existing Markets                    36,867      37,953        145,875
                                                      -----------------------------------

PLUS:
Revenue from Closed Markets Considered in Continuing
         Operations per GAAP
Core Customer Revenue                                       -           -            202
Other Revenue                                               -           -             27
                                                      -----------------------------------
Total Revenue from Closed Markets                           -           -            229
                                                      -----------------------------------

Core Customer Revenue                                  30,507      31,312        116,333
Other Revenue                                           6,360       6,641         29,771
                                                      -----------------------------------
Revenue from Continuing Operations per GAAP            36,867      37,953        146,104
                                                      -----------------------------------





Reconciliation to GAAP - GROSS MARGIN (Note 2)
----------------------------------------------
Gross Margin from Existing Markets                     17,047      17,825         61,599

PLUS:
Gross Margin from Closed Markets Considered in            (21)         (3)          (229)
         Continuing Operations per GAAP

                                                      -----------------------------------
Gross Margin from Continuing Operations per GAAP       17,026      17,822         61,370
                                                      -----------------------------------

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NOTE 1:   EBITDA represents earnings before interest, taxes, depreciation, amortization and other non-operating items, and excludes network optimization costs, stock-based compensation and reorganization costs.
          We believe that this non-GAAP measure provides an enhancement to overall understanding of our past financial performance and our prospects for the future as well as useful information to investors because of; (i) the historical use by Mpower of EBITDA as both a measurement of performance and a measurement of liquidity;(ii) the value of EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company's core business operating results: and (iii) the use of EBITDA by almost all companies in the CLEC sector as a measurement of both performance and liquidity.
          We exclude from our presentation of EBITDA, network optimization costs
          (which are costs resulting principally from the closure of certain of our markets), stock-based compensation expenses (which are costs related to stock options issued with an exercise price below fair market value) and reorganization costs (which are non-recurring costs related to our bankruptcy) because we do not believe that including such costs in EBITDA provides investors with an appropriate measure of determining Mpower's performance in its core business. Mpower's utilization of EBITDA is not meant to be considered in isolation or as a substitute for loss from continuing operations, net loss, cash flow and other measures of financial performance prepared in accordance with GAAP. We believe the nearest GAAP measurement to EBITDA is Loss from Continuing Operations. Our Loss from Continuing Operations for the year ended December 31, 2002 was $363.4 million. EBITDA is not a
          GAAP measurement and Mpower's use of it may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

NOTE 2: Operating Revenues and Gross Margins (defined as Operating Revenues less Cost of Operating Revenues), as presented in our 2002 Form 10-K have been adjusted by removing the financial impact of markets that are considered to be "Continuing Operations" pursuant to GAAP, but are no longer in operation. A reconciliation of Operating Revenues and Gross Margins for these existing markets and Mpower's Operating
          Revenues and Gross Margins from Continuing Operations per GAAP is presented.